Viscorp, Inc.

(to be renamed Tianyin Pharmaceutical Co., Inc.)

AUDIT COMMITTEE CHARTER 2008

PURPOSE

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the Company's:

1.

quarterly and annual consolidated financial statements and financial information filed with the SEC,

2.

system of internal controls,

3.

financial accounting principles and policies,

4.

internal and external audit processes, and

5.

regulatory compliance programs.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement. All members shall receive appropriate training and information necessary to fulfill the Committee's responsibilities.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. The Company shall disclose as required by the Commission whether at least one member of the Audit Committee is an "audit committee financial expert" as defined by the Commission. The Company’s Audit Committee Chairman, Mr. Jim McCubbin meets the audit committee financial expert requirements. Mr. McCubbin is Chairman of the audit committee of  Red Mile Entertainment, Inc., which is listed on the Over the Counter Bulletin Board.  The simultaneous service on the audit committees of more than two other public companies requires a Board determination that such simultaneous service does not impair the ability of such member to effectively serve on the Company's Audit Committee. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Committee on Directors and Governance. Audit Committee members may be replaced by the Board.

11th Floor, South Tower, Jinjiang Times Garden, 107 Jin Li Road West, Chengdu , P. R. China, 610072

MEETINGS

Beginning in the third Quarter of 2008, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet at each in-person meeting with management, the internal auditor and the independent auditors in separate executive sessions, and also in executive session with only the Committee members. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

COMMITTEE AUTHORITY & RESPONSIBILITY

The Audit Committee shall perform the duties assigned to it by the Company's Bylaws and by the Board of Directors. The Audit Committee shall have the sole authority to appoint or replace the independent auditors (subject to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which should be approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee. The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

11th Floor, South Tower, Jinjiang Times Garden, 107 Jin Li Road West, Chengdu , P. R. China, 610072

DUTIES AND RESPONSIBILITIES:

The Audit Committee shall have the following duties and responsibilities with respect to:

1. Independent Accountant

a.

Serve as the Board's primary avenue of communication with the independent accountant.

b.

Make recommendations to the Board regarding the selection, evaluation, retention, or discharge of the independent accountant.

c.

Ensure understanding by the independent accountant and management that the Board, as the shareholders' representative, is the independent accountant's client and therefore the independent accountant is ultimately accountable to the Board and the Audit Committee.

d.

Provide the opportunity for the independent accountant to meet with the full Board as deemed necessary and appropriate by the Committee.

e.

Confirm and assure the independence of the independent accountant by:

i.

accepting receipt of their annual submission of a formal written statement delineating all relationships between the independent accountant and the Company,

ii.

monitoring fees paid to the independent accountant for consulting and other non-audit services, and

iii.

engaging in a dialogue with the independent accountant with regard to any disclosed relationships or services that may impact the objectivity or independence of the independent accountant.

f.

Review the annual audit plan and the audit results report of the independent accountant.

INTERNAL AUDITORS

a.

Serve as the Board's primary avenue of communication with the Director of Corporate Auditing.

b.

Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Corporate Auditing.

c.

Confirm and assure the independence of the internal auditors.

d.

Review the annual internal audit plan of the internal auditors and its scope, and the degree of coordination of this plan with the independent accountant.

e.

Review periodically the internal audit activities, staffing, and budget.

FINANCIAL STATEMENTS

a.

Inquire of management and the independent accountant as to the acceptability and appropriateness of financial accounting principles and disclosures used or proposed by the Company.

11th Floor, South Tower, Jinjiang Times Garden, 107 Jin Li Road West, Chengdu , P. R. China, 610072

b.

Review and discuss with management and the independent accountant prior to releasing the year-end earnings and at the completion of the annual audit examination:

i.

the Company's consolidated financial statements, footnote disclosures and other financial information in Form 10-K(SB),

ii.

the independent accountant's audit of the statements and its report thereon,

iii.

any significant changes required in the scope of the independent accountant's audit plan,

iv.

any serious difficulties or disputes with management encountered during the course of the audit, and

v.

other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

c.

Review legal matters that may have a material impact on the financial statements with the General Counsel, Director of Corporate Auditing, the Controller and the independent accountant.

d.

Review and discuss with management and the independent accountant, the Company's quarterly financial information prior to releasing the quarterly earnings, and any material changes thereto, prior to filing the 10-Q(SB). Assure that the independent accountant has reviewed the financial information included in the Company's Quarterly Reports on Form 10-Q(SB) prior to filing such reports with the SEC. Such review is to be performed in accordance with AICPA Statement on Auditing Standards No. 71 "Interim Financial Information."

e.

Recommend to the Board whether the audited financial statements be included in the Company's Annual Report on Form 10-K(SB), in advance of filing such form with the SEC.

f.

Discuss with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61, including, but not limited to:

i.

the quality and appropriateness of the accounting principles and underlying estimates used in the preparation of the Company's financial statements, and

ii.

the clarity of financial disclosures in the Company's financial statements.

RISKS & UNCERTAINTIES, INCLUDING CONTINGENT LIABILITIES

a.

Inquire of management, the Director of Corporate Auditing, and the independent accountant about significant risks or exposures and review the steps management has taken to minimize such risks or exposures to the Company.

b.

Consider and review management's analysis and evaluation of significant financial accounting and reporting issues (including the critical accounting policies) and the extent to which such issues and policies affect the Company's consolidated financial statements.

11th Floor, South Tower, Jinjiang Times Garden, 107 Jin Li Road West, Chengdu , P. R. China, 610072

INTERNAL CONTROL ENVIRONMENT

a.

Consider and review with management, the independent accountant, and the Director of Corporate Auditing:

i.

the adequacy of the Company's internal controls, and

ii.

significant findings and recommendations of the independent accountant and internal auditors together with management's proposed responsive actions.

b.

Review the Company's regulatory compliance programs for legal and ethical business conduct and meet periodically with the Company's Compliance Officer.

ACCESS & COMMINICATION

a.

Meet separately and privately with the independent accountant and with the Director of Corporate Auditing and with the Company's chief financial and accounting officers to ascertain if any restrictions have been placed on the scope of their activities, and to discuss any other matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

b.

Meet in executive session as necessary and appropriate.

c.

Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

REPORTING

a.

Review its charter annually and recommend changes, as necessary, to the Board.

b.

Report its activities to the Board on a regular basis and make recommendations to the Board with respect to matters within the purview of the Audit Committee, as necessary or appropriate.

c.

Cause to be included with the Company's Proxy Statement once every three years a copy of the Committee's Charter or whenever it is amended.

d.

Cause to be included in the Company's Proxy Statement an Audit Committee Report in accordance with Item 407 of Regulation S-K.

e.

Cause the Company to annually submit to the NASD a written affirmation in the form specified by the NASD.

OTHER

Periodically perform a self assessment of the Committee

11th Floor, South Tower, Jinjiang Times Garden, 107 Jin Li Road West, Chengdu , P. R. China, 610072